                                                                      Exhibit 17

                             JOINT FILING AGREEMENT

      Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that Amendment No. 4 to Statement on
Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date: May 28, 2004

                                       HARBOURVEST PARTNERS, LLC

                                       By: /s/ Martha D. Vorlicek
                                       -------------------------------------
                                       Name: Martha D. Vorlicek
                                       Title: Managing Director

                                       /s/ Edward W. Kane
                                       -------------------------------------
                                       Edward W. Kane

                                       /s/ D. Brooks Zug
                                       -------------------------------------
                                       D. Brooks Zug

                                       HVP V-DIRECT ASSOCIATES LLC
                                       By: HARBOURVEST PARTNERS, LLC
                                       Its Managing Member

                                       By: /s/ Martha D. Vorlicek
                                       -------------------------------------
                                       Name: Martha D. Vorlicek
                                       Title: Managing Director

                                       HARBOURVEST PARTNERS V-DIRECT FUND L.P.
                                       By: HVP V-DIRECT ASSOCIATES LLC
                                       Its General Partner
                                       By: HARBOURVEST PARTNERS, LLC
                                       Its Managing Member

                                       By: /s/ Martha D. Vorlicek
                                       -------------------------------------
                                       Name: Martha D. Vorlicek
                                       Title: Managing Director

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                                       HVP VI-DIRECT ASSOCIATES LLC
                                       By: HARBOURVEST PARTNERS, LLC
                                       Its Managing Member

                                       By: /s/ Martha D. Vorlicek
                                       -------------------------------------
                                       Name: Martha D. Vorlicek
                                       Title: Managing Director

                                       HARBOURVEST PARTNERS VI-DIRECT FUND L.P.
                                       By: HVP VI-DIRECT ASSOCIATES LLC
                                       Its General Partner
                                       By: HARBOURVEST PARTNERS, LLC
                                       Its Managing Member

                                       By: /s/ Martha D. Vorlicek
                                       -------------------------------------
                                       Name: Martha D. Vorlicek
                                       Title: Managing Director

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